3






                             UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K


                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                    Date of Report:   September 20, 1996


                    NETWORK SYSTEMS INTERNATIONAL, INC.
      (Exact Name of Registrant as Specified in Its Charter)


     Nevada                       33-25308-D                    87-0460247
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation or organization)                      Identification Number)


          200 North Elm Street, Greensboro, North Carolina  27401
            (Address of principal executive officer) (Zip Code)

                                (910) 271-8400
            (Registrants telephone number, including area code)

                             AQUA AUSTRALIS, INC.
              1901 East University, Suite 200, Mesa, AZ 85023
       (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

        (c)   Exhibits

                (99)  Press Release

Item 8.  Change in Fiscal Year

     On September 20, 1996, Network Systems International, Inc.
(the "Company") announced it will change to a fiscal year ending
September 30. The Company intends to file a Form 10-K for the nine-month transition period ending September 30, 1996 and will begin its first full fiscal year on the new basis on October 1, 1996.
Reference is made to the press release filed as Exhibit 99 hereto.

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              NETWORK SYSTEMS INTERNATIONAL, INC.
               (Registrant)



              By: /s/ William C. Ray
              William C. Ray, Vice President/Secretary

Date:  September 20, 1996

                     INDEX


Exhibit (c)    (99)  Press Release dated September 20, 1996.